UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2006

Genius Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27915	33-0852923
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

740 Lomas Santa Fe, Suite 210 Solana Beach, California	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 793-8840

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2006, Genius Products, Inc. (the “Company”) entered into a Consulting Agreement with Bannon Strategic Advisors, Inc. pursuant to which the Company agreed to pay Bannon Strategic Advisors a fee of $20,833 per month for consulting and advisory services provided in accordance with the terms of the Consulting Agreement. Stephen Bannon, the Chairman of the Board of Directors of the Company, is affiliated with Bannon Strategic Advisors.

As previously disclosed on a Current Report on Form 8-K filed by the Company on December 9, 2005 (the “Prior Report”), the Company entered into an amendment to the employment agreement with its President and Chief Executive Officer, Trevor Drinkwater, dated December 5, 2005 (the “First Amendment”). The effectiveness of the First Amendment was conditioned upon the closing of the Transaction (as defined in Item 2.01 below), which occurred on July 21, 2006. The First Amendment was attached as Exhibit 99.1 to the Prior Report.

Prior to the effectiveness of the First Amendment, the Company agreed to pay Mr. Drinkwater the annual base compensation that would otherwise be payable during the first year following the closing of the Transaction pursuant to the terms of the First Amendment (the “Annual Base Compensation”). On July 20, 2006, the Company entered into a second amendment to the employment agreement with Mr. Drinkwater (the “Second Amendment”) pursuant to which the Company agreed to pay Mr. Drinkwater, effective as of June 1, 2006, at a rate equal to the Annual Base Compensation. Upon the closing of the Transaction on July 21, 2006, the First Amendment became effective and Mr. Drinkwater’s compensation shall be determined in accordance with the terms thereunder.

The foregoing descriptions of the Consulting Agreement and the Second Amendment do not purport to be complete and are qualified in their entirety by the Consulting Agreement and the Second Amendment attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed by the Company on December 9, 2005, the Company, The Weinstein Company LLC, a Delaware limited liability company (“TWC”), and The Weinstein Company Holdings LLC, a Delaware limited liability company (such company or another company designated by TWC pursuant to the Agreement (as defined below), the “Distributor”), entered into a Master Contribution Agreement on December 5, 2005 (the “Agreement”) in connection with the formation of a new venture to exploit the exclusive U.S. home video distribution rights to feature film and direct-to-video releases owned or controlled by TWC (the “Transaction”).

The Company’s stockholders voted to approve the Transaction at a Special Meeting of Stockholders held on July 21, 2006 and the Transaction closed on such date. Under the terms of the Agreement, at the closing of the Transaction (“Closing”), the Company contributed to the Distributor substantially all of its assets, employees and existing businesses and certain liabilities, and the Distributor now holds a distribution agreement from TWC entitling it to distribute in the United States, and receive a distribution fee on, all filmed entertainment for which TWC owns or controls U.S. home video distribution rights. The Distributor is 70% owned by TWC or its owners and 30% owned by the Company. The Company’s interest in the Distributor consists of Class G Units representing a 30% membership interest in the Distributor, and the interest of TWC or its owners consists of Class W Units representing a 70% membership interest in the Distributor. The 70% interest in the Distributor held by TWC or its owners is redeemable, at their option at any time from one year after the Closing, for up to 70% of the outstanding common stock of Genius Products, or with their approval, cash.

At the Closing and in connection with the Transaction, our Board of Directors increased from four to six members and two TWC executives, Larry Madden, Executive Vice President and CFO of TWC, and Irwin Reiter, Executive Vice President of Accounting and Financial Reporting of TWC, were elected to the Board of Directors of the Company.

At the Closing, the Distributor adopted an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) in the form agreed to by the parties. The Distributor, which was renamed Genius Products,

LLC, will operate the new distribution business and the existing businesses of the Company, and continue to operate under the LLC Agreement following the Closing.

At the Closing, the Company issued to TWC 100 shares of Series W Preferred Stock in the Company. The Series W Preferred Stock provides TWC or its permitted transferees with (a) the right to elect five of the seven directors on the Company’s Board of Directors, (b) majority voting power over other actions requiring approval of the Company’s stockholders, and (c) the right to approve certain specified actions by the Company. The Series W Preferred Stock has no rights to receive dividends and minimal liquidation value. On the Closing, the Company amended and restated its Certificate of Incorporation to, among other things, provide for the designation of the Series W Preferred Stock.

At the Closing, the Company and TWC entered into a Registration Rights Agreement pursuant to which the Company will register for resale the shares of Common Stock of the Company issuable upon redemption of TWC’s Class W Units in the Distributor. In addition, pursuant to the terms of the Agreement, the following agreements were entered into by the Company at the Closing:

•	Amended and Restated Limited Liability Company Agreement;

•	Video Distribution Agreement;

•	Registration Rights Agreement;

•	Services Agreement; and

•	Assignment and Assumption Agreement.

The Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005. The preceding description of the Agreement is summary in nature and does not purport to be complete, should be read in conjunction with a review of the Agreement, and is qualified in its entirety by reference to the Agreement. We issued a press release on July 24, 2006 announcing the Closing, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the Closing and in connection with the Transaction, our Board of Directors increased from four to six members and two TWC executives, Larry Madden, Executive Vice President and CFO of TWC, and Irwin Reiter, Executive Vice President of Accounting and Financial Reporting of TWC, were elected to the Board of Directors of the Company on July 21, 2006. We issued a press release on July 24, 2006 announcing the appointment of Mr. Madden and Mr. Reiter to the Company’s Board of Directors, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is attached as Exhibit 99.2.

(d)	Exhibits.

2.1(1)	Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and the Weinstein Company Holdings LLC.

2.2(2)	First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and the Weinstein Company Holdings LLC.

2.3(3)	Second Amendment to Master Contribution Agreement, dated as of April 26, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

2.4(4)	Third Amendment to Master Contribution Agreement, dated as of May 30, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

2.5(5)	Fourth Amendment to Master Contribution Agreement, dated as of June 28, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

10.1	Consulting Agreement, dated July 20, 2006, by and among Genius Products, Inc. and Bannon Strategic Advisors, Inc.

10.2	Amendment No. 2 to Employment Agreement, dated July 20, 2006, by and among Genius Products, Inc. and Trevor Drinkwater.

99.1	Press Release of Genius Products, dated July 24, 2006.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

(1)	Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by reference.

(2)	Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 16, 2006, and incorporated herein by reference.

(3)	Filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 2, 2006, and incorporated herein by reference.

(4)	Filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on June 2, 2006, and incorporated herein by reference.

(5)	Filed as Exhibit 2.5 to the Company’s Current Report on Form 8-K filed on June 29, 2006, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: July 26, 2006	By:	/s/ JOHN MUELLER
John Mueller
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and the Weinstein Company Holdings LLC.

2.2(2)	First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and the Weinstein Company Holdings LLC.

2.3(3)	Second Amendment to Master Contribution Agreement, dated as of April 26, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

2.4(4)	Third Amendment to Master Contribution Agreement, dated as of May 30, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

2.5(5)	Fourth Amendment to Master Contribution Agreement, dated as of June 28, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

10.1	Consulting Agreement, dated July 20, 2006, by and among Genius Products, Inc. and Bannon Strategic Advisors, Inc.

10.2	Amendment No. 2 to Employment Agreement, dated July 20, 2006, by and among Genius Products, Inc. and Trevor Drinkwater.

99.1	Press Release of Genius Products, dated July 24, 2006.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

(1)	Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by reference.

(2)	Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 16, 2006, and incorporated herein by reference.

(3)	Filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 2, 2006, and incorporated herein by reference.

(4)	Filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on June 2, 2006, and incorporated herein by reference.

(5)	Filed as Exhibit 2.5 to the Company’s Current Report on Form 8-K filed on June 29, 2006, and incorporated herein by reference.